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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): August 14, 2002

                               Bcom3 Group, Inc.
                           (Exact Name of Registrant
                          as Specified in Its Charter)

                                    Delaware
                        (State or Other Jurisdiction of
                                 Incorporation)

             0-32649                                      364345638
     (Commission File Number)                 (IRS Employer Identification No.)

       35 West Wacker Drive                                 60601
           Chicago, IL
 (Address of Principal Executive                          (Zip Code)
             Offices)

                                 (312) 220-1000
              (Registrant's Telephone Number, Including Area Code)


         (Former Name or Former Address, if Changed Since Last Report)

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     Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          Exhibit
          Number                        Description
          ------                        -----------

          99.1 Certification by Chief Executive Officer of Bcom3 Group, Inc. pursuant to Sarbanes-Oxley Act of 2002

          99.2 Certification by Chief Financial Officer of Bcom3 Group, Inc. pursuant to Sarbanes-Oxley Act of 2002


     Item 9. Regulation FD Disclosure

     Bcom3 Group, Inc. is furnishing under Item 9 of this Current Report on Form 8-K:

     (i) the information included as Exhibit 99.1 to this report. Exhibit 99.1 consists of a copy of the certification of the Chief Executive Officer of Bcom3 Group, Inc. required by Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Quarterly Report on Form 10-Q filed by the registrant on August 14, 2002.

     (ii) the information included as Exhibit 99.2 to this report. Exhibit 99.2 consists of a copy of the certification of the Chief Financial Officer of Bcom3 Group, Inc. required by Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Quarterly Report on Form 10-Q filed by the registrant on August 14, 2002.

     The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and should not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Bcom3 Group, Inc.



Date: August 14, 2002                By /s/ Eileen A. Kamerick
                                        ----------------------------------
                                        Name:   Eileen A. Kamerick
                                        Title:  Executive Vice President & Chief
                                                Financial Officer


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                                  EXHIBIT LIST

          Exhibit
          Number                        Description
          ------                        -----------

          99.1 Certification by Chief Executive Officer of Bcom3 Group, Inc. pursuant to Sarbanes-Oxley Act of 2002

          99.2 Certification by Chief Financial Officer of Bcom3 Group, Inc. pursuant to Sarbanes-Oxley Act of 2002